Exhibit 10.3

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in Registration Statement No. 333-188107 on Form F-3 of Gazit-Globe Ltd. and in the related Prospectus of our report dated March 15, 2012 relating to the 2011 consolidated financial statements (before retrospective adjustments discussed in Note 3 to the consolidated financial statements) of First Capital Realty Inc. (not presented herein), appearing in this Annual Report on Form 20-F of Gazit-Globe Ltd. for the year ended December 31, 2013.

/s/ Deloitte LLP

Chartered Professional Accountants, Chartered Accountants

Licensed Public Accountants

Toronto, Canada

April 16, 2014